OTHER FINANCIAL ITEMS, NET	12 Months Ended
Dec. 31, 2011
Additional Financial Information Disclosure [Abstract]
OTHER FINANCIAL ITEMS, NET
8. OTHER FINANCIAL ITEMS, NET

(in thousands of $)	2011	2010	2009
Amortization of deferred financing costs	(848)	(769)	(680)
Financing arrangement fees and other costs	(261)	(494)	(1,038)
Interest rate swap cash settlements	(5,034)	(7,930)	(5,273)
Mark-to-market adjustment for interest rate swap derivatives (see note 23)	(11,725)	(6,298)	14,071
Mark-to-market adjustment for currency swap derivatives (see note 23)	(948)	(7,740)	28,076
Foreign exchange gain (loss) on capital lease obligations and related restricted cash	182	4,424	(12,997)
Foreign exchange loss on operations	(1,481)	(64)	(5,395)
Loss on termination of financing arrangements	-	(1,758)	-
Total	(20,115)	(20,629)	16,764

As discussed in note 2, mark-to-market adjustments on interest rate swap derivatives entered into by Golar have been allocated on the basis of the Partnership's proportion of Golar's debt. Mark-to-market adjustments on foreign currency forward contracts and related gains and losses entered into by Golar have been allocated on the basis they are separately identifiable and specifically for the benefit of the Partnership. For the years ended December 31, 2011, 2010 and 2009, the amounts allocated to the Partnership were a gain of $0.7 million, loss of $7.7 million and gain of $9.3 million, respectively.